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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
    ACT OF 1934


                       Date of Report: September 18, 2003


                          Commission File Number 1-3634
                                     ------

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)


       North Carolina                                    56-0367025
       --------------                                    ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)


804 Green Valley Road, Suite 300, Greensboro, N.C.           27408
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(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: 336-379-6220











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                                     PART II


Item 5.  Other Events and Required FD Disclosure

On September 10, 2003 and September 11, 2003, the registrant offered employment agreements to twenty-four executives. The agreements retain these employees at their current salaries and benefits. The agreements entered into by the executive officers are attached hereto as Exhibits 10.27.6 through 10.28.4 and are hereby incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits
         10.27.6  Employment Agreement of John L. Bakane
         10.27.7  Employment Agreement of Gary L. Smith
         10.27.8  Employment Agreement of Thomas E. McKenna
         10.27.9  Employment Agreement of Michael J. Whisenant
         10.27.10 Employment Agreement of Marvin A. Woolen, Jr.
         10.28.1  Employment Agreement of Neil W. Koonce
         10.28.2  Employment Agreement of Terry L. Weatherford
         10.28.3  Employment Agreement of Scott W. Wenhold
         10.28.4  Employment Agreement of Samir M. Gabriel






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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CONE MILLS CORPORATION
                                                   (Registrant)




Date:    September 18, 2003                  /s/Neil W. Koonce
                                                Neil W. Koonce
                                                Vice President, GeneralCounsel
                                                and Secretary




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Exhibit
  No.         Description

10.27.6       Employment Agreement of John L. Bakane
10.27.7       Employment Agreement of Gary L. Smith
10.27.8       Employment Agreement of Thomas E. McKenna
10.27.9       Employment Agreement of Michael J. Whisenant
10.27.10      Employment Agreement of Marvin A. Woolen, Jr.
10.28.1       Employment Agreement of Neil W. Koonce
10.28.2       Employment Agreement of Terry L. Weatherford
10.28.3       Employment Agreement of Scott W. Wenhold
10.28.4       Employment Agreement of Samir M. Gabriel